UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 10, 2012

Griffin-American Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-54371	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 MacArthur Boulevard, West Tower, Suite 200, Newport Beach, California		92660
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 270-9200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 9.01 Financial Statements and Exhibits.

EXPLANATORY NOTE

On January 17, 2011, we filed a Current Report on Form 8-K, or the Form 8-K, reporting our acquisition of ten skilled nursing facilities, or the Southeastern SNF Portfolio. We are filing this Current Report on Form 8-K/A, or Form 8-K/A, for the sole purpose of providing the agreements listed in the Form 8-K under Item 9.01(d) as Exhibits 10.51 through 10.55 that were inadvertently omitted from the Form 8-K filing. This Form 8-K/A hereby amends the Form 8-K and except as set forth herein, no other amendments to the Form 8-K are made by this Form 8-K/A.

(d) Exhibits

10.51 Allonge to Security Deed Note made as of January 10, 2012, by and G&E HC REIT II Buckhead SNF, LLC, to Capital Funding, LLC

10.52 Allonge to Deed of Trust Note made as of January 10, 2012, by and G&E HC REIT II Memphis SNF, LLC, to Capital Funding, LLC

10.53 Allonge to Deed of Trust Note made as of January 10, 2012, by and G&E HC REIT II Millington SNF, LLC, to Capital Funding, LLC

10.54 Allonge to Mortgage Note made as of January 10, 2012, by and G&E HC REIT II Shreveport SNF, LLC, to Capital Funding, LLC

10.55 Allonge to Mortgage Note made as of January 10, 2012, by and G&E HC REIT II Mobile SNF, LLC, to Capital Funding, LLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin-American Healthcare REIT II, Inc.

January 18, 2012	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.51	Allonge to Security Deed Note made as of January 10, 2012, by and G&E HC REIT II Buckhead SNF, LLC, to Capital Funding, LLC
10.52	Allonge to Deed of Trust Note made as of January 10, 2012, by and G&E HC REIT II Memphis SNF, LLC, to Capital Funding, LLC
10.53	Allonge to Deed of Trust Note made as of January 10, 2012, by and G&E HC REIT II Millington SNF, LLC, to Capital Funding, LLC
10.54	Allonge to Mortgage Note made as of January 10, 2012, by and G&E HC REIT II Shreveport SNF, LLC, to Capital Funding, LLC
10.55	Allonge to Mortgage Note made as of January 10, 2012, by and G&E HC REIT II Mobile SNF, LLC, to Capital Funding, LLC